SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 8, 2002



                           Double Eagle Petroleum Co.
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             (Exact name of registrant as specified in its charter)



          Maryland                         0-6529                83-0214692
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(State or other jurisdiction          (Commission File         (IRS Employer
    of incorporation)                     Number)            Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330
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Item 7.  Financial Statements And Exhibits.
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                                  Exhibit Index
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Exhibit Number             Description
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99.1     Presentation Materials



Item 9.  Regulation FD Disclosure.
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     The materials attached as Exhibit 99.1 may be presented or distributed from time to time on and after 3:30 p.m., MDT, on April 8, 2002.

     In accordance with General instruction B.2. of Form 8-K, the information in this report (including the exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 8, 2002                                 DOUBLE EAGLE PETROLEUM CO.
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                                                     By:/s/ Stephen H. Hollis
                                                        ------------------------
                                                            Stephen H. Hollis
                                                            President



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